UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2023

Date of Report (Date of earliest event reported)

ALSET CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one-half of one Redeemable Warrant and one Right	ACAXU	The Nasdaq Global Market
Class A Common Stock, par value $0.0001 per share	ACAX	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ACAXW	The Nasdaq Global Market
Rights, each entitling the holder to receive one-tenth of one share of Class A Common Stock	ACAXR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously announced, on September 9, 2022, Alset Capital Acquisition Corp., a Delaware corporation (“ACAX” or the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”) by and among ACAX, HWH International Inc., a Nevada corporation (“HWH”) and HWH Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of ACAX (“Merger Sub”). ACAX and Merger Sub are sometimes referred to collectively as the “Alset Parties.” Pursuant to the Merger Agreement, a business combination between ACAX and HWH will be effected through the merger of Merger Sub with and into HWH, with HWH surviving the merger as a wholly owned subsidiary of ACAX (the “Merger”). Upon the closing of the Merger (the “Closing”), it is anticipated that ACAX will change its name to “HWH International Inc.” (“Pubco”). The board of directors of ACAX has (i) approved and declared advisable the Merger Agreement, the Ancillary Agreements (as defined in the Merger Agreement) and the transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related transactions by the stockholders of ACAX.

Forward Purchase Agreements

On July 30, 2023, ACAX entered into an agreement with (i) Meteora Special Opportunity Fund I, LP (“MSOF”), (ii) Meteora Capital Partners, LP (“MCP”), (iii) Meteora Select Trading Opportunities Master, LP (“MSTO”) and (iv) Meteora Strategic Capital, LLC (“MSC”) (with MCP, MSOF MSTO and MSC collectively referred to as the “Seller”) (the “Forward Purchase Agreement”) for OTC Equity Prepaid Forward Transactions. For purposes of the Forward Purchase Agreement, ACAX is referred to as the “Counterparty” prior to the consummation of the Business Combination, while Pubco is referred to as the “Counterparty” after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller intends, but is not obligated, to purchase up to 9.9% of the total shares of Class A common stock, par value $0.0001 per share, of ACAX (“ACAX Common Stock”) outstanding following the closing of the Business Combination concurrently with the Closing pursuant to the Seller’s FPA Funding Amount PIPE Subscription Agreement (as defined below), less the number of shares of ACAX Common Stock purchased by the Seller separately from third parties through a broker in the open market (“Recycled Shares”). The Seller shall not be required to purchase an amount of shares of ACAX Common Stock such that following such purchase, that Seller’s ownership would exceed 9.9% of the total shares of ACAX Common Stock outstanding immediately after giving effect to such purchase, unless the Seller, at its sole discretion, waives such 9.9% ownership limitation. The Number of Shares subject to the Forward Purchase Agreement is subject to reduction following a termination of the Forward Purchase Agreements with respect to such shares as described under “Optional Early Termination” in the respective Forward Purchase Agreements.

The Forward Purchase Agreement provides that an amount in U.S. dollars equal to 1.0% of the product of the Number of Shares subject to the Forward Purchase Agreement and the Initial Price (as defined below) (the “Prepayment Shortfall”); provided that Seller shall pay one half (1/2) of the Prepayment Shortfall to Counterparty on the Prepayment Date (which amount shall be netted from the Prepayment Amount (as defined below)) and, at the request of Counterparty, the other one half (1/2) of the Prepayment Shortfall on the earlier of (a) the date that the SEC declares a registration statement covering sales by Seller effective (the “Registration Statement Effective Date”) and (b) the OET Date. Seller in its sole discretion may sell Shares at any time following the Trade Date and at any sales price, without payment by Seller of any Early Termination Obligation until the earlier of such time as the proceeds from such sales equal 100% of the Prepayment Shortfall (such sales, “Shortfall Sales,” and such Shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions herein applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered under the Forward Purchase Agreement, and (b) an Optional Early Termination, subject to the terms and conditions in the Forward Purchase Agreement applicable to Terminated Shares, when an OET Notice (as defined below) is delivered under the Forward Purchase Agreement, in each case the delivery of such notice in the sole discretion of the Seller.

The Forward Purchase Agreement provides that the Seller will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (x) the product of (i) the Number of Shares as set forth in each Pricing Date Notice and (ii) the redemption price per share as defined in Section 9.2(a) of ACAX’s Amended and Restated Certificate of Incorporation (the “Initial Price”), less (y) the Prepayment Shortfall.

The Counterparty will pay to the Seller the Prepayment Amount required under the Forward Purchase Agreement directly from the Counterparty’s Trust Account maintained by Wilmington Trust Company holding the net proceeds of the sale of the units in the Counterparty’s initial public offering and the sale of private placement units (the “Trust Account”) no later than the earlier of (a) one local business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination, except that to the extent the Prepayment Amount payable to the Seller is to be paid from the purchase of Additional Shares by the Seller pursuant to the terms of its FPA Funding Amount PIPE Subscription Agreement, such amount will be netted against such proceeds, with the Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by the Seller will be included in the Number of Shares for its respective Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount.

Following the Closing, the reset price (the “Reset Price”) will initially be the Initial Price. The Reset Price will be subject to reset on a bi-weekly basis commencing the first week following the thirtieth day after the closing of the Business Combination to be the lowest of (a) the then-current Reset Price, (b) the Initial Price and (c) the VWAP Price of the Shares of the prior two weeks; provided that the Reset Price will also be reduced upon a Dilutive Offering Reset immediately upon the occurrence of such Dilutive Offering.

From time to time and on any date following the Business Combination (any such date, an “OET Date”), the Seller may, in its absolute discretion, terminate its Forward Purchase Agreement in whole or in part by providing written notice to the Counterparty (the “OET Notice”), no later than the next Payment Date following the OET Date (which shall specify the quantity by which the Number of Shares shall be reduced (such quantity, the “Terminated Shares”)). The effect of an OET Notice shall be to reduce the Number of Shares by the number of Terminated Shares specified in such OET Notice with effect as of the related OET Date. As of each OET Date, the Counterparty shall be entitled to an amount from the Seller, and the Seller shall pay to the Counterparty an amount, equal to the product of (x) the number of Terminated Shares and (y) the Reset Price in respect of such OET Date. The payment date may be changed within a quarter at the mutual agreement of the parties.

The valuation date will be the earliest to occur of (a) the date that is three years after the date of the closing of the Business Combination (the date of the closing of the Business Combination, the “Closing Date”) pursuant to the Merger Agreement, dated as of September 9, 2022 (as may be further amended, supplemented or otherwise modified from time to time, the “BCA”), by and among ACAX, Merger Sub, and Target, (b) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event, (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event, and (c) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s sole discretion (which Valuation Date shall not be earlier than the day such notice is effective). The Valuation Date notice will become effective immediately upon its delivery from Seller to Counterparty in accordance with this Confirmation. In the event the Valuation Date is determined pursuant to clause (c), the Settlement Amount Adjustment will not apply in calculation of the Settlement Amount.

On the Cash Settlement Payment Date, which is the tenth local business day following the last day of the valuation period commencing on the Valuation Date, in the event the Valuation Date is determined by clause (c) of the paragraph above, Seller shall pay Counterparty a cash amount equal to (1) the Number of Shares as of the Valuation Date multiplied by (2) the closing price of the Shares on the immediately preceding trading day.

In all other cases, Seller shall pay the Counterparty a cash amount equal to (1) (A) the Number of Shares as of the Valuation Date less the number of Unregistered Shares, multiplied by (B) the volume-weighted daily VWAP Price over the Valuation Period less (2) if the Settlement Amount Adjustment is less than the cash amount to be paid, the Settlement Amount Adjustment. The Settlement Amount Adjustment is equal to (1) the Number of Shares as of the Valuation Date multiplied by (2) $3.50 per share, and the Settlement Amount Adjustment will be automatically netted from the Settlement Amount. If at the Valuation Date, the estimated Settlement Amount Adjustment exceeds the Settlement Amount, the Counterparty will pay the Settlement Amount Adjustment to the Seller in shares of ACAX Common Stock unless the Counterparty has previously elected to pay it in cash, in which case at the Cash Settlement Payment Date the Settlement Amount Adjustment will be automatically netted from the Settlement Amount if the Settlement Amount exceeds the Settlement Amount Adjustment, and if it does not, then neither the Seller nor the Counterparty shall be liable to the other party for any payment.

The Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Business Combination, as well as any redemption rights under ACAX’s Amended and Restated Certificate of Incorporation that would require redemption by ACAX of the Shares. Such waiver may reduce the number of shares of ACAX Common Stock redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

A copy of the form of Forward Purchase Agreement is filed herewith as Exhibit 10.1, and the foregoing description of the Forward Purchase Agreements is qualified in its entirety by reference thereto.

FPA Funding Amount PIPE Subscription Agreements

On July 30, 2023, ACAX entered into a subscription agreement (the “FPA Funding Amount PIPE Subscription Agreement”) with Seller.

Pursuant to the FPA Funding PIPE Subscription Agreement, Seller agreed to subscribe for and purchase, and ACAX agreed to issue and sell to Seller, on the Closing Date, an aggregate of up to 1,800,000 shares of ACAX Common Stock, less the Recycled Shares in connection with the Forward Purchase Agreements.

A copy of the form of FPA Funding Amount PIPE Subscription Agreement is filed herewith as Exhibit 10.2, and the foregoing description of the FPA Funding Amount PIPE Subscription Agreement is qualified in its entirety by reference thereto.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of ACAX that may be issued in connection with the FPA Funding Amount PIPE Subscription Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 8.01. Other Events.

Supplement to the Definitive Proxy Statement

On July 11, 2023, ACAX filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of ACAX’s stockholders to be held on August 1, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, a business combination by and among ACAX, HWH and HWH Merger Sub Inc.

(the “Business Combination Proposal”) and the issuance of Common Stock of ACAX in connection with the business combination (the “Stock Issuance Proposal”). ACAX has determined to supplement the Definitive Proxy Statement (the “Proxy Supplement”) to provide updated information about certain additional equity financing arrangements that have been entered into in connection with the business combination transaction and that will increase the number of shares of common stock of ACAX that will be issued in connection with the business combination. There is no change to the date, location, the record date, redemption deadline or any of the other proposals to be acted upon at the Special Meeting.

Stockholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Stockholders as of the July 7, 2023 record date can vote, even if they have subsequently sold their shares. Stockholders who wish to withdraw their previously submitted redemption requests may do so prior to the rescheduled Special Meeting by requesting that the transfer agent return such shares prior to the Special Meeting.

A copy of the Proxy Supplement is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

IMPORTANT NOTICES

Additional Information and Where to Find It

The Company has filed with the SEC a definitive proxy statement (the “Proxy Statement”) in connection with a special meeting of the Company’s stockholders to vote on, among other things, the Merger (the “Special Meeting”) and, commencing on July 11, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the July 7, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger described in this Current Report under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Proxy Statement, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Alset Capital Acquisition Corp., 4800 Montgomery Lane, Suite 210 Bethesda, MD, 20814.

HWH and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Merger. A list of the names of such directors and executive officers and information regarding their interest in the proposed Merger is set forth in the Proxy Statement.

Forward-Looking Statements

Certain statements, estimates, targets and projections in this Current Report may be considered forward-looking statements. Forward-looking statements generally relate to future events involving, or future performance of, the Company or HWH. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and HWH and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Merger; (ii) the outcome of any legal proceedings that may be instituted against the Company, HWH, the combined company or others following the announcement of the Merger and any definitive agreements with respect thereto; (iii) the inability to complete the Merger due to the failure to obtain approval of the stockholders of the Company or HWH or to satisfy other conditions to closing; (iv) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Merger; (v) the ability to meet stock exchange listing standards following the consummation of the Merger; (vi) the risk that the Merger disrupts current plans and operations of the Company as a result of the announcement and consummation of the Merger; (vii) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, the ability to identify, develop and commercialize product candidates, the initiation, cost, timing, progress or results of current or planned preclinical studies and clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, including related milestones, the plans, strategies and objectives of management for future operations, the beliefs and assumptions of management regarding future events, potential markets or market size, or technological developments, competition and advancement of research and development activities in the biopharma industry, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and retain its management and key employees, costs related to the Merger, changes in applicable laws or regulations, the possibility that HWH or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (viii) HWH’s estimates of expenses and profitability, the evolution of the markets in which HWH competes, the ability of HWH to implement its strategic initiatives and continue to innovate its existing product candidates, the ability of HWH to defend its intellectual property and satisfy regulatory requirements, the impact of the COVID-19 pandemic on HWH’s business; and (ix) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus dated February 2, 2022,  relating to its initial public offering and other risks and uncertainties indicated from the time to time in the Proxy Statement, including those set forth under “Risk Factors” therein, and other documents filed to be filed with the SEC by the Company.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of Forward Share Purchase Agreement, dated July 30, 2023

10.2	Form of FPA Funding Amount PIPE Subscription Agreement, dated July 30, 2023

99.3	Proxy Supplement, dated as of July 31, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alset Capital Acquisition Corp.

By:	/s/ Heng Fai Ambrose Chan
Name:	Heng Fai Ambrose Chan
Title:	Chief Executive Officer

Dated: July 31, 2023